================================================================================


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM N-1A



                  REGISTRATION STATEMENT (NO. 33-34494) UNDER


                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 8


                                      AND



              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY


                                  ACT OF 1940


                                AMENDMENT NO. 9


                             VANGUARD INSTITUTIONAL


                                   INDEX FUND


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                     100 VANGUARD BOULEVARD, P.O. BOX 2600,


                             MALVERN, PA 19355-0741


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000


                         RAYMOND J. KLAPINSKY, ESQUIRE


                                  P.O. BOX 876


                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE

            on March 28, 1997 pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 27, 1997.


================================================================================

                       VANGUARD INSTITUTIONAL INDEX FUND

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Fund Expenses, Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Management and Investment Advisory
                                                               Services
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Shares; The Share
                                                               Price of the Fund; Dividends, Capital
                                                               Gains and Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                              LOCATION IN STATEMENT
ITEM NUMBER                                                          OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management and Investment Advisory
                                                               Services
   Item 15.   Control Persons and Principal Holders
              of Securities.................................   Management and Investment Advisory
                                                               Services
   Item 16.   Investment Advisory and Other Services........   Management and Investment Advisory
                                                               Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

                                                                                           Flag LOGO
                                                                              Vanguard InstitutionalIndex Fund LOGO
                                                                              P   R   O   S   P   E   C   T   U   S
                                                                                         MARCH 28, 1997
                                                                                          Vanguard LOGO

================================================================================
Vanguard Institutional Index Fund
LOGO                                              A Member of The Vanguard Group
================================================================================


PROSPECTUS -- MARCH 28, 1997

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: 1-800-523-8066
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE AND
POLICIES
                      Vanguard Institutional Index Fund (the "Fund") is an open-end diversified investment company designed as an "index" fund. Designed primarily for institutional investors, the Fund's objective is to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index emphasizing large-capitalization common stocks. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------

OPENING AN
ACCOUNT               Shares of the Fund may be purchased by Federal Funds wire.
                      The minimum initial investment is $10 million.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information that a prospective investor should know about the Fund before investing. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This
                      Statement is dated March 28, 1997, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling 1-800-523-8066.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                  Page                                       Page                                       Page
Fund Expenses .......................2     Implementation of Policies ..........6               SHAREHOLDER GUIDE
Financial Highlights ................2     Investment Limitations ..............8     Opening an Account and
Yield and Total Return ..............3     Management and Investment                    Purchasing Shares ................13
FUND INFORMATION                           Advisory Services ...................9     Trade Date Policy ..................14
Investment Objective ................4     Dividends, Capital Gains                   Selling Shares .....................15
Investment Policies .................4       and Taxes ........................10     Exchanging Shares ..................15
Investment Risks ....................5     The Share Price of The Fund ........11     Exchange Privilege Limitation ......15
Investor Suitability ................5     General Information ................11     Important Information About
                                                                                        Telephone Transactions ...........16
                                                                                      Other Account Information ..........16


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

FUND
EXPENSES The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the 1996 fiscal year.


                                                     SHAREHOLDER TRANSACTION EXPENSES
                           ------------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases......................................      None
                           Sales Load Imposed on Reinvested Dividends...........................      None
                           Redemption Fees......................................................      None
                           Exchange Fees........................................................      None
                                                      ANNUAL FUND OPERATING EXPENSES
                           ------------------------------------------------------------------------------------
                           Management & Administrative Expenses.................................      0.06%
                           Investment Advisory Fees.............................................      None
                           12b-1 Fees...........................................................      None
                           Distribution Costs...................................................      None
                           Other Expenses.......................................................      None
                                                                                                     -------
                                    TOTAL OPERATING EXPENSES....................................      0.06%
                                                                                                     =======

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.


                      The Fund reserves the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of shares of the Fund, if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Fund to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge. A prospective investor may determine whether a fee will be charged by calling Vanguard's Institutional Investor Services Department before purchasing shares.


                      The following example illustrates the expenses that an investor would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.


                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                        $   1         $   2         $   3         $    8

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, have been audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to the Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-8066.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                          -----------------------------------------------------------        JULY 31, 1990*
                                          1996        1995       1994       1993       1992       1991      TO DEC. 31, 1990
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...   $57.93     $43.22     $44.20     $41.45     $39.91     $31.62           $34.10
                                         -------     ------     ------     ------     ------     ------     ------------
INVESTMENT OPERATIONS
  Net Investment Income................     1.38       1.28       1.23       1.20       1.17       1.16              .52
  Net Realized and Unrealized Gain
    (Loss) on Investments..............    11.90      14.86       (.66)      2.92       1.79       8.35            (2.48)
                                         -------     ------     ------     ------     ------     ------      -----------
    TOTAL FROM INVESTMENT OPERATIONS...    13.28      16.14        .57       4.12       2.96       9.51            (1.96)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.............................    (1.36)     (1.27)     (1.21)     (1.19)     (1.17)     (1.16)            (.52)
  Distributions from Realized Capital
    Gains..............................     (.99)      (.16)      (.34)      (.18)      (.25)      (.06)              --
                                         -------     ------     ------     ------     ------     ------      -----------
    TOTAL DISTRIBUTIONS................    (2.35)     (1.43)     (1.55)     (1.37)     (1.42)     (1.22)            (.52)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........   $68.86     $57.93     $43.22     $44.20     $41.45     $39.91           $31.62
========================================================================================================================
TOTAL RETURN...........................    23.06%     37.60%      1.31%     10.02%      7.54%     30.34%           (5.74)%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...  $11,426     $6,674     $3,265     $3,103     $1,525     $1,069             $512
Ratio of Expenses to Average Net
  Assets...............................     0.06%      0.06%      0.07%      0.07%      0.07%      0.08%            0.09%**
Ratio of Net Investment Income to
  Average Net Assets...................     2.18%      2.49%      2.80%      2.72%      2.94%      3.15%            3.98%**
Portfolio Turnover Rate................        9%         4%+       23%+        4%+        9%+        4%               2%
Average Commission Rate Paid...........   $.0167        N/A        N/A        N/A        N/A        N/A              N/A


 *Commencement of operations.
**Annualized.
+The portfolio turnover rates excluding in-kind redemptions were 4%, 19%, 3%, and 6%, respectively.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE FUND SEEKS TO
MATCH THE INVESTMENT
PERFORMANCE OF THE
S&P 500 INDEX         The Fund is an open-end diversified investment company
                      designed as an "index" fund. The Fund seeks to replicate the aggregate price and yield performance, before Fund expenses, of the Standard & Poor's 500 Composite Stock
                      Price Index (the "S&P 500 Index"), an unmanaged index that emphasizes large-capitalization companies. The correlation between the performance of the Fund and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation. There is no assurance that the Fund will achieve its stated objective.

                      The Fund is neither sponsored by or affiliated with Standard & Poor's Corporation.

                      The investment objective is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE FUND USES A
"PASSIVE" APPROACH
TO INVEST IN COMMON
STOCKS
                      The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis, and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the S&P 500 Index by investing in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index. The Fund is managed without regard to tax ramifications.


                      The Fund attempts to remain fully invested in common stocks. Under normal circumstances the Fund will invest at least 95% of its assets in the common stocks of its index and futures contracts and options. The Fund may invest in certain short-term fixed-income securities as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of its assets. The Fund may also invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering its investment in common stocks to protect against potential stock market declines. Nor may the Fund use futures contracts or options to leverage its net assets in an attempt to speculate on potential stock market gains. See "Implementation of Policies" for a description of these and other investment practices of the Fund.


                      The Fund is responsible for voting the shares of all securities it holds.

                      These investment policies are not fundamental and so may be changed by the Board of Trustees without shareholder approval.
--------------------------------------------------------------------------------

INVESTMENT
RISKS

THE FUND IS SUBJECT
TO MARKET RISK
                      As a mutual fund investing in common stocks, the Fund is subject to MARKET RISK -- i.e., the possibility that common stock prices will decline over short, or even extended, periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.


                      To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:



                                 U.S. STOCK MARKET RETURNS (1926-1996)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %     +23.9%       +20.1%       +16.9%
                        Worst       -43.3       -12.5        - 0.9        - 3.1
                        Average     +12.7       +10.4        +10.8        +10.8



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1995. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

--------------------------------------------------------------------------------

INVESTOR
SUITABILITY

THE FUND IS INTENDED
FOR LONG-TERM "INDEX"
INVESTORS
                      The Fund is designed for investors who seek a low-cost, "passive" or indexing approach for investing in a broadly diversified portfolio of common stocks by seeking to replicate the approximate total return of the S&P 500 Index, an index emphasizing large-capitalization stocks. Unlike other equity mutual funds, which generally seek to "beat" such market averages, with often unpredictable results, the Fund seeks to "match" the index and thus is expected to provide a highly predictable return relative to its benchmark index. The Fund is a broadly diversified equity investment.

                      The share price of the Fund is expected to be as volatile as the index it replicates, and investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investment. No assurance can be given that the Fund will achieve its stated objective or that shareholders will be protected from the risks inherent in equity investing.

                      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      Investors should not consider the Fund a complete investment program, but should maintain holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE FUND
INVESTS IN ALL 500
S&P STOCKS            Vanguard Institutional Index Fund attempts to duplicate
                      the investment results of the S&P 500 Index by holding all 500 stocks in approximately the same proportions as they are represented in the S&P 500 Index. This indexing technique is known as "complete replication."


                      The S&P 500 Index is composed of 500 common stocks that are chosen by Standard & Poor's Corporation on a statistical basis. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's Corporation believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represented, as of December 31, 1996, approximately 70% of the market value of all regularly traded U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value.



                      Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1996, the five largest companies in the Index were: General Electric (2.9%), Coca Cola (2.3%), Exxon Corporation (2.2%), Intel Corporation (1.9%), Microsoft Corporation (1.7%), the largest industry categories were: banks (7.7%), telephone companies (6.6%), pharmaceutical companies (6.4%), international oil companies (5.8%), and computer companies (4.6%).


                      The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.

                      S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 or any data included therein.

                      S&P's only relationship to the Fund is the licensing of the S&P marks and the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund.

THE FUND MAY
INVEST IN SHORT-TERM
FIXED-INCOME
SECURITIES
                      Although it normally seeks to remain fully invested in common stocks, the Fund may invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

DERIVATIVE INVESTING  Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY USE
FUTURES CONTRACTS,
OPTIONS AND WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS   The Fund may utilize stock futures contracts, options, and warrants to a limited extent. Specifically, the Fund may enter into futures contracts and options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options. Additionally, the Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges).
                      Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets.

FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS
                      The risk of loss associated with futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use futures contracts, options, warrants, convertible securities or swap agreements for speculative purposes or to leverage its net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities or swap agreements by the Fund are: (i) imperfect correlation between the change in market value of the stocks held by a fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. However, options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Fund.

                      Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

THE FUND MAY LEND
ITS SECURITIES
                      The Fund may lend its investment securities on a short-term or long-term basis to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
RATE IS EXPECTED
TO BE LOW
                      Although the Fund generally seeks to invest for the long term, it retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for the Fund is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one half of the Fund's securities were sold within one year. Ordinarily, securities will be sold only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining its similarity to the S&P 500 Index.

THE FUND MAY
BORROW MONEY          The Fund may borrow money, subject to the limits set forth below, for temporary or emergency purposes including the
                      meeting of redemption requests which might otherwise
                      require the untimely disposition of securities.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS
                      The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:


                      (a) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer or purchase more than 10% of the voting securities of any issuer;



                      (b) invest more than 25% of its assets in any one industry; and



                      (c) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments.


                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional

                      Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT AND
INVESTMENT
ADVISORY SERVICES

VANGUARD
ADMINISTERS,
DISTRIBUTES, AND
PROVIDES ADVISORY
SERVICES TO THE FUND  The Fund currently employs The Vanguard Group, Inc.
                      ("Vanguard") to provide management, administrative and investment advisory services. Vanguard provides virtually all of the corporate management, administrative, and distribution services to The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Vanguard also provides investment advisory services to certain Vanguard Funds.

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. A list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the Fund and also furnishes the Fund with the necessary office space, furnishings and equipment.

                      Vanguard also provides distribution and marketing services to the Fund. The Fund is available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

                      The Fund receives all investment advisory services on an at-cost basis from Vanguard's Core Management Group. The Core Management Group manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. The Core Management Group discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index, the Equity Index Portfolio of the Vanguard Variable Insurance Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Morgan Growth Fund and a portion of the assets of Vanguard/Windsor II, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $57 billion as of December 31, 1996. The Fund is not actively managed, but is instead administered by the Core Management Group, using computerized, quantitative techniques.



                      In placing portfolio transactions, the Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered when making these determinations. In those instances where more than one brokerage firm can offer the services needed to obtain the best available price and the most favorable execution, consideration may be given to those brokers that supply statistical information and provide other services in addition to execution services to the Fund. However, the Core Management Group will not pay higher commissions specifically for the purpose of obtaining research services.



                      Under the terms of the Service and Advisory agreement with Vanguard, Vanguard pays all of the Fund's expenses, except for taxes and brokerage commissions. In turn, the Fund will pay Vanguard a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average daily net assets for the quarter:


                                        NET ASSETS            RATE
                                   -------------------        ----
                                First $500 million            .09%
                                Next $500 million             .07%
                                Over $1 billion               .06%

                      During the 1996 fiscal year the Fund paid Vanguard a management, investment advisory, distribution and marketing fee which represented an effective annual rate of .06 of 1% of average (daily) net assets.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES

THE FUND PAYS
DIVIDENDS EACH
QUARTER
                      The Fund distributes substantially all of its ordinary income in the form of quarterly dividends. Capital gains distributions, if any, are made annually. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Distribution Options."

                      In order to satisfy certain requirements of the Tax Reform Act of 1986, the Fund may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by a Fund from domestic (U.S.) sources.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time the shares have been owned. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                      Note that if capital gains distributions are received in cash instead of reinvested in additional shares, a shareholder's capital in the Fund will, in effect, be reduced. Also, keep in mind that if shares of the Fund are purchased shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution, regardless of whether distributions are being reinvested or received in cash.

                      The Fund will notify shareholders annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION            A sale of shares of the Fund is a taxable event and may
                      result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds.

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions or exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. This withholding requirement may be avoided by certifying on the Account Registration Form a proper Social Security or Employer Identification number and by certifying that backup withholding does not apply.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
THE FUND The share price or "net asset value" per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value per share is determined as of the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), each day the Exchange is open for trading.

                      Fund securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange and that are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect fair market value of such securities. Other assets and securities for which no current quotations are readily available are valued at fair value as determined in good faith by the Trustees.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is a Pennsylvania business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with no par value. The
                      Board of Trustees has the power to designate one or more classes ("series") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.

                      The shares are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by CoreStates Bank, Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, complete an Account Registration Form and mail it to:

                                VANGUARD FINANCIAL CENTER
                                VANGUARD INSTITUTIONAL INDEX FUND
                                ATTN: INSTITUTIONAL INVESTOR SERVICES
                                P.O. BOX 1472
                                VALLEY FORGE, PA 19482

                      For express or registered mail, send your registration form to: Vanguard Financial Center, Vanguard Institutional Index Fund, Attn: Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.

                      Once the account has been opened, Vanguard will assign a Service Representative for future account transactions.

                      Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (or exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      Shares of the Fund generally may be purchased by Federal Funds wire. The minimum initial investment for the Fund is $10 million. Please contact your Institutional Investor Services Representative or call Participant Services (1-800-523-8066) to notify the Fund of the intended investment and to receive an account number. Wiring instructions are provided below.

                      Subsequent investments of $5 million or more will be credited to an account on the date of purchase if Vanguard is notified one business day in advance of the intended purchase and a Federal Funds wire is received by 4:00 p.m. (Eastern time) on the date of purchase. See "Trade Date Policy."


IMPORTANT NOTE
ON FEES
                      The Fund reserves the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of shares of the Fund, if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Fund to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge. Please call Vanguard's Institutional Investor Services Department before investing to determine whether a fee will be charged for your share purchase.


ADDITIONAL
INVESTMENTS
Please contact your
Service Representative
                      Additional investments may be made at any time by wiring monies to Vanguard. As noted above, investments of $5 million or more require prior-day notification to qualify for credit on the date of purchase. To ensure prompt investment, please notify your Institutional Investor Services Representative in advance of the wire.
--------------------------------------------------------------------------------

PURCHASING BY WIRE
BEFORE WIRING
Please contact your
Service Representative
                      Monies should be wired to:

                                CORESTATES BANK, N.A.
                                ABA 031000011
                                CORESTATES NO 0101-9897
                                ATTN VANGUARD
                                VANGUARD INSTITUTIONAL INDEX FUND
                                ACCOUNT NUMBER
                                ACCOUNT REGISTRATION

                      To ensure proper receipt, please be sure to include in the wiring instructions the complete Fund name, the account number Vanguard has assigned you and the eight-digit CoreStates number. Note: Federal Funds wire purchase orders will be accepted only when the Portfolio and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     Purchases may also be made by exchange from an existing
                      Vanguard Fund account. However, the Fund reserves the
                      right to refuse any exchange purchase request. Please call your Service Representative or call Participant Services
                      (1-800-523-8066.)
--------------------------------------------------------------------------------

DISTRIBUTION OPTIONS  Dividend and capital gains distributions paid by the Fund will be automatically reinvested in additional Fund shares. A cash dividend option is also available from the Fund. Please contact your Service Representative for further information.

CERTIFICATES
                      Share certificates will not be issued for the Fund.

ELECTRONIC
PROSPECTUS
DELIVERY
                      If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-523-8066.
--------------------------------------------------------------------------------

TRADE DATE
POLICY
                      Investments will be credited on the date of purchase under the following conditions:

                      - FOR INVESTMENTS OF $5 MILLION OR MORE: The Fund must be
                        notified of the intended purchase by the close of the New York Stock Exchange, (generally 4:00 p.m. Eastern time) on the prior business day and the Federal Funds wire must be received by Vanguard by the close of the Exchange on the date of purchase.

                      - FOR INVESTMENTS OF LESS THAN $5 MILLION: The Fund must
                        be notified of the intended purchase by 10:45 a.m. (Eastern time) on the day of purchase and the Federal Funds wire must be received by the close of the Exchange.

                      Generally, if these requirements are not met, an investment will be credited to the account on the business day following receipt of a Federal Funds wire.

                      The trade date, the day on which an account is credited, is generally the day on which the Fund receives an investment in the form of Federal Funds. For purchases by Federal Funds wire or by exchange, the Fund is credited immediately with Federal Funds. If a purchase by Federal Funds wire or exchange is received by the close of the New York Stock Exchange, (generally 4:00 p.m. Eastern time), the trade date is the day of receipt assuming proper notification has been given, as described above.

                      If a purchase is received after the close of the Exchange, the trade date is the business day following the receipt of the wire or exchange.
--------------------------------------------------------------------------------


SELLING SHARES

WIRE PROCEEDS         Any portion of an account may be withdrawn by contacting
                      your Service Representative. The redemption proceeds will be wired to the bank account indicated on the Account
                      Registration Form within five business days following receipt of a request.


                      Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.

                      For our mutual protection, wiring instructions must be on file at Vanguard prior to executing any redemption request. A request to change the bank account associated with the wire redemption feature or a request to wire funds to a bank other than that on file must be received in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to the Fund account registration.
--------------------------------------------------------------------------------

OTHER REDEMPTION
INFORMATION           The Fund may suspend the redemption rights or postpone
                      payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.


                      The Fund reserves the right to redeem shares of any account with a balance of less than $10 million. This action will be taken when the balance of the account falls below $10 million due to account redemptions. Reductions in account balances due to market depreciation will not be considered until the account balance declines to less than $5 million. Investors will be provided with 60 days' notice before any such action is taken.

--------------------------------------------------------------------------------

EXCHANGING
SHARES Shares of the Fund may be exchanged for those of other available Vanguard Funds, but only upon prior approval by Vanguard. Exchanges without prior Vanguard authorization are not permitted for the Fund. Contact your Service Representative for further information.

                      Exchange requests may be made in writing or by telephone. The Fund reserves the right to revise or terminate the exchange privilege and its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time, without prior notice.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATION            The Fund's Exchange Privilege is not intended to afford
                      investors a way to speculate on short-term movements in
                      the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the
                      Fund has established a policy of limiting excessive
                      exchange activity. Exchange activity will not be deemed
                      excessive if limited to one substantive exchange
                      redemption per calendar year, taken from
                      assets that have been invested in the Fund for periods of
                      one year or longer. The Fund is designed for long-term
                      investors.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate exchanges by telephone is
                      automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard generally adheres to the following security procedures:

                      1. SECURITY CHECK. To request a transaction by telephone,
                         the caller must identify (i) the fund name; and (ii) the 10-digit account number.

                      2. PAYMENT POLICY. The proceeds of any telephone
                         redemption by wire will be made only in accordance with the shareowner's prior written instructions.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

OTHER ACCOUNT
INFORMATION           A current corporate resolution must be maintained on file
                      at Vanguard at all times. Any revisions to a corporate resolution must be submitted to your Service
                      Representative at Vanguard.

                      To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and Fund name, authorized signatures, any applicable signature guarantees, and other supporting legal documents as necessary.

                      All requests should be mailed to the following address:

                                VANGUARD FINANCIAL CENTER
                                ATTN: INSTITUTIONAL INVESTOR SERVICES
                                P.O. BOX 1472
                                VALLEY FORGE, PA 19482-1472
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

Vanguard Institutional Index Fund
LOGO
---------------------------
THE VANGUARD GROUP

INSTITUTIONAL INVESTOR SERVICES

Vanguard Financial Center
P.O. Box 2900
Valley Forge, PA 19482

PARTICIPANT SERVICES
1-800-523-8066

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

I094

--------------------------------------------------------------------------------

                                     PART B


                       VANGUARD INSTITUTIONAL INDEX FUND



                      STATEMENT OF ADDITIONAL INFORMATION



                                 MARCH 28, 1997



This Statement is not a prospectus but should be read in conjunction with the Fund's Prospectus dated March 28, 1997. To obtain the Prospectus, please call:



                   INSTITUTIONAL INVESTOR SERVICES DEPARTMENT


                                 1-800-523-8066


                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................   B-1
Investment Limitations....................................................................   B-4
Purchase of Shares........................................................................   B-5
Redemption of Shares......................................................................   B-6
Management and Advisory Services..........................................................   B-7
Portfolio Transactions....................................................................   B-9
Description of Shares and Voting Rights...................................................   B-9
Financial Statements......................................................................  B-10
Yield and Total Return....................................................................  B-10
Performance Measures......................................................................  B-10


                       INVESTMENT OBJECTIVE AND POLICIES


REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodial bank until repurchased. In addition, the Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.


The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES The Fund may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.


At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


FUTURES CONTRACTS The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.



Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract that has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.


After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Fund will only use futures contracts and options to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes.


Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets.



RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions could also have an adverse impact on the ability to effectively hedge it.


The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategy of the Fund is engaged in only for hedging purposes, the Fund's officers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.



In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.


The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS


Except as indicated otherwise below, the following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")). The Fund may not under any circumstances:



 1) change its investment objective, which is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks;



 2) change its investment policy, which is to attempt to duplicate the performance of Standard & Poor's 500 Composite Stock Price Index by owning as many of the 500 stocks contained in the index as is feasible;



 3) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein except that the Fund may invest in stock index futures contracts, stock options and options on stock index futures contracts to that extent that not more than 5% of the Fund's assets are required as margin deposit for such futures contracts;



 4) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities";



 5) purchase securities on margin or sell securities short except as described in limitation number "3";

 6) with respect to 75% of the Fund's assets, purchase more than 10% of the outstanding voting securities of any company, or purchase securities of any issuer (except obligations of the United States Government and its instrumentalities), if as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;



 7) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;



 8) pledge, mortgage or hypothecate the Fund's assets to an extent greater than 5% of its total assets;



 9) invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by
    Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and policies consistent with those of the Fund;



10) invest for the purpose of controlling management of any company;



11) engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;



12) invest more than 25% of the value of its total assets in any one industry;



13) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "3" above; and



14) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.



These investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies.


                               PURCHASE OF SHARES

The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


EXCHANGE OF SECURITIES FOR SHARES OF THE FUND In certain circumstances, shares of the Fund may be purchased in exchange for common stocks. Such common stocks must be included in the appropriate Index and have a market value in excess of $10,000. Securities accepted by the Fund will be valued as set forth under "The Fund's Share Price" in the Fund's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of the Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.



The Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, included in the Fund; (2) such an exchange will not cause the Fund's weightings to become imbalanced with respect to the weightings of the stocks included in the Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.


Investors interested in such purchases should contact the Fund.

                              REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held.


The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part investment securities or in cash as the Fund may deem appropriate, however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                        MANAGEMENT AND ADVISORY SERVICES

TRUSTEES AND OFFICERS

The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Trustees. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Trustee*


     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.



JOHN J. BRENNAN, President, Chief Executive
Officer & Trustee*


     President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the other investment companies in The Vanguard Group.



ROBERT E. CAWTHORN, Trustee


     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.



BARBARA BARNES HAUPTFUHRER, Trustee


     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesly College.



BRUCE K. MACLAURY, Trustee


     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and National Steel Company.



BURTON G. MALKIEL, Trustee


     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co. and Southern New England Communications Company.



ALFRED M. RANKIN, JR., Trustee


     Chairman, President and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Compnay, and The Standard Products Company.



JOHN C. SAWHILL, Trustee


     President and Chief Executive Officer, the Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.



JAMES O. WELCH, JR., Trustee


     Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.; and Director of Kmart Corporation.



J. LAWRENCE WILSON, Trustee


     Chairman and Chief Executive Officer of Rohm & Hass Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.



RAYMOND J. KLAPINSKY, Secretary*


     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.



RICHARD F. HYLAND, Treasurer*


     Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.



KAREN E. WEST, Controller*


     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


---------------


*Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

REMUNERATION OF TRUSTEES AND OFFICERS


The Fund's Trustees and Officers receive no direct remuneration from the Fund. However, the Trustees do receive remuneration for their service as Directors or Trustees of the Funds comprising the Vanguard Group of Investment Companies. The following table provides detailed information with respect to the aggregate amounts paid or accrued for the Trustees by the Vanguard Funds for the fiscal year ended December 31, 1996.


                               COMPENSATION TABLE


                                                                ESTIMATED          TOTAL COMPENSATION
                                                             ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
                     NAMES OF TRUSTEES                       UPON RETIREMENT       PAID TO TRUSTEES(2)
-----------------------------------------------------------  ---------------     -----------------------
John C. Bogle(1)                                                      --                      --
John J. Brennan(1)                                                    --                      --
Barbara Barnes Hauptfuhrer                                       $15,000                 $65,000
Robert E. Cawthorn                                               $13,000                 $65,000
Bruce K. MacLaury                                                $12,000                 $60,000
Burton G. Malkiel                                                $15,000                 $65,000
Alfred M. Rankin, Jr.                                            $15,000                 $65,000
John C. Sawhill                                                  $15,000                 $65,000
James O. Welch, Jr.                                              $15,000                 $65,000
J. Lawrence Wilson                                               $15,000                 $65,000


---------------


(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.


(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


THE VANGUARD GROUP


The Fund currently employs The Vanguard Group, Inc. ("Vanguard") to provide management, administrative and investment advisory services. Vanguard also provides virtually all of the corporate management, administrative, and distribution services for The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Vanguard also provides investment advisory services to certain Vanguard Funds.


Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Fund and also furnishes the Fund with the necessary office space, furnishings and equipment.


The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


The Fund receives all investment advisory services from Vanguard's Core Management Group. The Core Management Group manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. The Core Management Group discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.


The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index, Vanguard Treasury Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $57 billion as of December 31, 1996. The

Fund is not actively managed, but is instead administered by the Core Management Group, using computerized, quantitative techniques.

Under the terms of the service and advisory agreement, Vanguard pays all of the Fund's expenses, except for taxes and brokerage commissions. In turn, the Fund pays Vanguard a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average daily net assets for the quarter:


                                       NET ASSETS             RATE
                                  -------------------         ----
                              First $500 million              .09%
                              Next $500 million               .07%
                              Over $1 billion                 .06%



For the years ended December 31, 1994, 1995, and 1996, the Fund paid approximately $2,044,000, $3,057,000, and $5,580,669 respectively, to Vanguard for services rendered under the Agreement.


                             PORTFOLIO TRANSACTIONS


In placing portfolio transactions, the Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.



Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker dealers. For the years ended December 31, 1994, 1995, and 1996, the Fund paid $314,246, $496,995, and $862,036 respectively, in brokerage commissions.


                    DESCRIPTION OF SHARES AND VOTING RIGHTS


The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value. The Board of Trustees has the power to designate one or more classes ("Series") of shares and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.



The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class; except (i) when required by the 1940 Act, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

The Fund will continue without limitation of time, provided however that:

          (1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of the Fund;

          (2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

          (3) Without the approval of the shareholders of the Fund, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), 3) above the Trust shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.


SHAREHOLDER AND TRUSTEE LIABILITY Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS


The Fund's financial statements for the year ended December 31, 1996, including the financial highlights for each of the periods, appearing in the Vanguard Institutional Index Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                             YIELD AND TOTAL RETURN


The average annual total return of the Fund for one year, three years and five years and since inception on July 31, 1990 was +23.06%, +19.71%, +15.21% and +15.30%, respectively. The annualized yield for the thirty days ended December 31, 1996 was +1.97%.


                              PERFORMANCE MEASURES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

The Fund may from time to time use one or more of the following unmanaged indices for comparative performance purposes.


STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.



WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.



MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.



GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.



SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.



SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.



LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.



LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.



BOND BUYER MUNICIPAL BOND INDEX (20 YEAR) -- is a yield index on current coupon high-grade general obligation municipal bonds.



STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.



NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.



COMPOSITE INDEX -- 70% Standard & Poor's 500 Index, 30% NASDAQ Industrial Index.



COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.



COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 12.5% Standard & Poor's Utilities Index and 12.5% Standard and Poor's Telephone Index).



LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.



LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.



LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.



LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                                     PART C
                       VANGUARD INSTITUTIONAL INDEX FUND
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(A) FINANCIAL STATEMENTS


The Registrant's financial statements for the year ended December 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:



 1. Statement of Net Assets as of December 31, 1996.


 2. Statement of Operations for the year ended December 31, 1996.


 3. Statement of Changes in Net Assets for the years ended December 31, 1995 and 1996.


 4. Financial Highlights for each of the five years in the period ended December 31, 1996.

 5. Notes to Financial Statements.
 6. Report of Independent Accountants.

(B) EXHIBITS

 1. Declaration of Trust**
 2. By-Laws of Registrant**
 3. Not Applicable
 4. Not Applicable
 5. Not Applicable
 6. Not Applicable
 7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
 8. Form of Custody Agreement**
 9. Form of Vanguard Service Agreement**
10. Opinion of Counsel**
11. Consent of Independent Accountants*

12. Financial Statements -- reference is made to (a) above

13. Not Applicable
14. Not Applicable
15. Not Applicable
16. Schedule for Computation of Performance Quotations*
27. Financial Data Schedule*
---------------
 * Filed herewith
** Previously filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


As of December 31, 1996 there were 15,065 shareholders of the Fund.

ITEM 27. INDEMNIFICATION

Reference is made to Article XI of Registrant's Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to the Registrant on an at cost basis by The Vanguard Group, Inc. a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS
(a) None
(b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates, N.A., Philadelphia, Pa.

ITEM 31. MANAGEMENT SERVICES


Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9 and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.


ITEM 32. UNDERTAKINGS

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of March, 1997.



VANGUARD INSTITUTIONAL INDEX FUND



BY: (Raymond J. Klapinsky)


    John J. Brennan*, President and Chief Executive Officer



BY: (Raymond J. Klapinsky)


    John C. Bogle*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    John J. Brennan*, President, Trustee and Chief Executive Officer


    March 21, 1997



BY: (Raymond J. Klapinsky)


    Robert E. Cawthorn*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    Barbara B. Hauptfuhrer*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    Bruce K. MacLaury, Jr.*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    Burton G. Malkiel*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    Alfred M. Rankin, Jr.*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    John C. Sawhill*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    James O. Welch, Jr.*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    J. Lawrence Wilson*, Trustee


    March 21, 1997



BY: (Raymond J. Klapinsky)


    Richard F. Hyland*, Treasurer and Principal


    Financial Officer and Accounting Officer


    March 21, 1997



*By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS


Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................  EX-27